SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 10, 2008

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 10, 2008, Dynegy Inc. (“Dynegy” or “Company”) issued a press release announcing 2009 cash flow and earnings estimates. A copy of Dynegy’s December 10, 2008 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference. Dynegy management will hold an investor call at 8 a.m ET / 7 a.m. CT on Wednesday, December 10, 2008 to discuss the 2009 cash flow and earnings estimates. A copy of the slides to be presented by Dynegy is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. A live simulcast of the conference call, together with the related presentation materials, will be available on the Investor Relations section of www.dynegy.com and will remain accessible until the date of Dynegy’s fourth quarter and year-end 2008 financial results conference call.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release and presentation furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release and presentation contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release and presentation.

Non-GAAP Financial Information

In this Form 8-K, we discuss the non-GAAP financial measures included in the press release and the presentation, including definitions of such non-GAAP financial information, identification of the comparable GAAP financial measures and the reasons why we believe these measures provide useful information regarding our financial condition, results of operations, cash flows and financial position, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the appendix to the presentation attached to the press release, to the extent available without unreasonable effort.

Gross Margin Measures. We define Adjusted Gross Margin as Revenues less cost of sales excluding the impacts of mark-to-market changes. Adjusted Gross Margin is meant to reflect the true commercial performance of our power generation fleet. We believe that Adjusted Gross margin should provide a meaningful representation of our current period commercial performance, and, as such, excludes the impact of mark-to-market accounting, which reflects future periods. This adjustment aligns the impacts of the hedge with the underlying generation value in the same reporting period. We believe that investors should have a view of the same financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against its peers and evaluate overall financial performance. The most directly comparable GAAP financial measure to Adjusted Gross Margin is operating income.

EBITDA Measures. We believe that EBITDA and Adjusted EBITDA provide a meaningful representation of our operating performance. We consider EBITDA as a way to measure financial performance on an ongoing basis. Adjusted EBITDA is meant to reflect the true operating performance of our power generation fleet and, as such, excludes the impact of mark-to-market accounting and other items that could be considered “non-operating” or “non-core” in nature. We believe that investors should have a view of the same financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against its peers and evaluate overall financial performance. In addition, many analysts, fund managers and other stakeholders that communicate with us typically request our financial results in an EBITDA and Adjusted EBITDA format.

“EBITDA” – We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

•

When EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss). It can be reconciled using the following calculation: Net Income (loss) plus Income tax (benefit) expense, Interest expense and Depreciation and amortization expense.

•

However, because management does not allocate interest expense and income taxes on a segment level, the most directly comparable GAAP financial measure to EBITDA when performance is discussed on a segment level is Operating income (loss).

“Adjusted EBITDA” – We define “Adjusted EBITDA” as EBITDA less (1) significant items such as discontinued operations and gains or losses on the sale of assets, and (2) excluding the impacts of mark-to-market changes.

Cash Flow Measures. Our Cash Flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for mandatory debt service requirements and other non-discretionary expenditures. We believe, however, that our Cash Flow measures are useful because they measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations and financial performance. However, these cash flow measures do not have standardized definitions; therefore, it may not be possible to compare these financial measures with other companies’ cash flow measures having the same or similar names. The most directly comparable GAAP financial measure to the below measures is cash flow from operations.

“Adjusted Cash Flow from Operations” – We define “Adjusted Cash Flow from Operations” as cash flow from operations excluding cash payments on significant items, such as legal and regulatory payments.

“Adjusted Free Cash Flow” – We define “Adjusted Free Cash Flow” as cash flow from operations excluding cash payments on significant items less maintenance and environmental capital expenditures.

Debt Measures. We believe that our debt measures are useful because we consider these measures as a way to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. In addition, many analysts and investors use these measures for valuation analysis purposes. The most directly comparable GAAP financial measure to the below measures is GAAP debt.

“Net Debt” – We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash presented pro forma. Restricted cash in this case consists only of collateral posted for the credit facility as of December 31, 2008.

“Net Debt and Other Obligations” – We define “Net Debt and Other Obligations” as total GAAP debt plus certain operating lease commitments less cash and cash equivalents and restricted cash presented pro forma. Restricted cash in this case consists only of collateral posted for the credit facility as of December 31, 2008.

We believe that the non-GAAP measures disclosed in our filings are only useful as an additional tool to help management and investors make informed decisions about the Company’s financial and operating performance. By definition, non-GAAP measures do not give a full understanding of the Company; therefore, to be truly valuable, they must be used in conjunction with the GAAP measures. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in our earnings release, the press release and schedules attached thereto, may provide a more complete understanding of factors and trends affecting our business. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of the Company which must be considered in conjunction with GAAP measures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Press release by Dynegy Inc., dated December 10, 2008, announcing 2009 cash flow and earnings estimates.
99.2	Presentation by Dynegy Inc., dated December 10, 2008, presenting 2009 cash flow and earnings estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 10, 2008	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1 99.2

Press release by Dynegy Inc., dated December 10, 2008, announcing 2009 cash flow and earnings estimates.

Presentation by Dynegy Inc., dated December 10, 2008, presenting 2009 cash flow and earnings estimates.